American Century International Bond Funds Prospectus Supplement
Emerging Markets Debt Fund
Supplement dated December 21, 2015 ■ Prospectus dated November 1, 2015

The following replaces the Portfolio Managers section on page 5 of the prospectus:
Portfolio Managers
Margé Karner, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2014.
John A. Lovito, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2009.
Brian Howell, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 1987.
Kevin Akioka, CFA, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2010.

The following replaces The Fund Management Team section on pages 9-10 of the prospectus:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, in its management of fixed-income funds. Designated portfolio managers serve on the firm’s Global Macro Strategy Team, which is responsible for periodically adjusting the fund’s strategic investment parameters based on economic and market conditions. The fund’s other portfolio managers are responsible for security selection and portfolio construction for the fund within these strategic parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment team provide research and analytical support but generally do not make day-to-day investment decisions for the fund.
The individuals listed below are jointly and primarily responsible for the day-to-day management of the fund described in this prospectus.
Margé Karner, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2014. Prior to joining American Century Investments, she worked at International Finance Corporation as a principal investment officer. She spent five years at HSBC Global Asset Management as a senior portfolio manager in global emerging markets debt and head of special situations. She has a bachelor’s degree in international relations and economics from Wheaton College and a master’s degree in international economics and east European studies from The John Hopkins School of Advanced International Studies.
John A. Lovito, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2009. Prior to joining American Century Investments, he spent seven years at Lehman Brothers Asset Management, most recently as managing director and head of global fixed income strategies. He previously served as senior vice president and team leader for international fixed income at Lehman Brothers Asset Management. He has a bachelor’s degree in economics and an MBA in finance from Fordham University.
Brian Howell, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 1987. He has a bachelor’s degree in mathematics/statistics and an MBA in finance from the University of California – Berkeley.
Kevin Akioka (Global Macro Strategy Team Representative), Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2010. Prior to joining American Century Investments, he spent four years at Macquarie Group, Ltd. as a senior vice president and portfolio manager, managing high-yield bond allocations and credit derivative positions. From 1997 to 2006, he was a principal at Payden & Rygel and head of their corporate credit department. He has a bachelor’s degree in economics and psychology from the University of California, Irvine and an MBA from New York University. He is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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